UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 26, 2010 (March 25, 2010)

BEST ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53260	02-0789714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road; Suite 825 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

    (713) 933-2600
(Registrant’s telephone number,
including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a) In connection with the initial closing of the Offering (as defined and discussed in Item 3.02 hereof), Best Energy Services, Inc. (the “Company”) entered into a series of subscription agreements dated March 25, 2010 with investors in the Offering (the “Subscription Agreements”).   The Subscription Agreements contain the typical representations, warranties, covenants and agreements found in private equity transactions.  The Subscription Agreements also contain certain covenants that survive the closings of the Offering, including: (i) anti-dilution protection for certain issuances of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), by the Company for less than $0.10 per share such that, if triggered, investors in the Offering will have the right to receive additional shares of Common Stock in an amount equal to the number of shares of Common Stock they would have received had the investor purchased the shares in the Offering at that lower price (subject to a pro rata reduction to extent the investor sells any Common Stock prior to the dilutive issuance); (ii) a prohibition against the Company implementing a reverse-split of its Common Stock without the approval of its stockholders in accordance with applicable Nevada corporate laws; (iii) a requirement that the Company enter into a three-year employment agreement with its current chief executive officer within a reasonable time following the final closing of the Offering; and (iv) a requirement that the Shareholder Approval (defined below) be obtained as soon as reasonably practicable after the final closing but in no event later than July 31, 2010.  If the total number of shares of Common Stock issued and outstanding and reserved for issuance pursuant to outstanding Company securities exceeds 90 million shares after giving effect to the Offering (including any equity-based compensation payable to the placement agent, or its sub-agents, for the Offering), the Company will be required to obtain the approval of its stockholders of an amendment to the Company’s charter increasing the number of authorized shares of Common Stock by not less than the number of shares necessary for the Company to obtain the authority to issue all of the shares of Common Stock issuable pursuant to all outstanding Company securities, pursuant to a special or annual meeting of the Company’s stockholders to be called as soon as practicable following the completion of the Offering (the “Shareholder Approval”).  The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the form of Subscription Agreement, a copy of which is attached to this Current Report as an exhibit and incorporated herein by reference.

In addition, in connection with the initial closing of the Offering, the Company will issue a series of five-year warrants to acquire shares of Common Stock at an exercise price of $0.10 per share as described in Item 3.02 hereof.  If the total number of shares of Common Stock issued and outstanding and reserved for issuance pursuant to outstanding Company securities exceeds 90 million shares after giving effect to the Offering (including any equity-based compensation payable to the placement agent, or its sub-agents, for the Offering), a portion of the warrants to be issued in connection with the Offering will be conditional upon the Company obtaining the Shareholder Approval.  The warrants contain (i) a cashless exercise provision available at the option of the warrant holder, (ii) typical adjustment provisions for corporate events such as stock dividends, stock splits, reclassifications of the Common Stock and reorganizations of the Company and (iii) an anti-dilution provision that will reduce the exercise price of of the warrants if the Company issues Common Stock at a price less than $0.10 per share (except for certain exempt issuances) to the lower issuance price.  The foregoing description of the warrants is qualified in its entirety by reference to form of unconditional warrant and conditional warrant, copies of which are attached to this Current Report as exhibits and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On March 25, 2010, the Company completed an initial closing of its offering of units of Company securities (the “Units”) at a price of $24,000 per Unit (the “Offering”), with each Unit consisting of (i) 240,000 shares of Common Stock, (ii) five-year warrants to acquire 240,000 shares of Common Stock at an exercise price of $0.10 per share (“Subscription Warrants”) and (iii), if investors in the Offering hold shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Preferred Stock”), additional five-year warrants to acquire shares of Common Stock at an exercise price of $0.10 per share (“Participation Warrants”).  In connection with the initial closing of the Offering, the Company sold just over 42 Units for gross cash proceeds of $1,009,000.  The placement agent for the Offering (or its sub-agents) will receive the following compensation in connection with the Offering: (i) as a commission, an amount equal to seven percent (7%) of the funds raised in the Offering through such placement agent (or sub-agent), such amount to be paid in cash and/or shares of Common Stock at a price of $0.10 per share, plus (ii) as a management fee, an amount equal to three percent (3%) of the funds raised in the Offering through such placement agent (or sub-agent), such amount to be paid in cash and/or shares of Common Stock at a price of $0.10 per share, plus (iii) as a non-accountable expense allowance, an amount equal to three percent (3%) of the funds raised in the Offering through such placement agent (or sub-agent), such amount to be paid in cash and/or shares of Common Stock at a price of $0.10 per share.  In addition, the Company is obligated to issue to the placement agent, or its sub-agents: (i) warrants to purchase up to 10% of the shares of Common Stock issued to investors in connection with the Offering and (ii) ten percent (10%) of the Subscription Warrants issued.  The cash portion of the placement agent’s fees and commissions in connection with the initial closing of the Offering totaled $93,710.50.  The Units were sold exclusively to accredited investors pursuant to (and otherwise complied with the requirements of) the exemption from registration provided by Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.

The information provided under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Exhibits

10. 1	Form of Subscription Agreement between the Company and investors in the Offering to be dated March 25, 2010.

10. 2	Form of Unconditional Warrant to be issued to investors in the initial closing of the Offering to be dated March 25, 2010.

10. 3	Form of Conditional Warrant to be issued to investors in the initial closing of the Offering to be dated March 25, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2010

BEST ENERGY SERVICES, INC.

By:	/s/ Mark G. Harrington
Mark G. Harrington
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10. 1	Form of Subscription Agreement between the Company and investors in the Offering to be dated March 25, 2010.

10. 2	Form of Unconditional Warrant to be issued to investors in the initial closing of the Offering and to be dated March 25, 2010.

10. 3	Form of Conditional Warrant to be issued to investors in the initial closing of the Offering and to be dated March 25, 2010.